                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  (Re: Acquisition of Empire Banc Corporation)


         Each of the undersigned officers and directors of HUNTINGTON BANCSHARES INCORPORATED (the "Corporation") hereby appoints RICHARD A. CHEAP, ANNE CREEK, and MILTON D. BAUGHMAN, as his or her attorneys, and any of them, with power to act without the others, as his or her attorney, to sign, in his or her name and on his or her behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 7,000,000 authorized and unissued shares of the common stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally), in connection with the proposed merger of Empire Banc Corporation into the Corporation, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents as of the dates indicated next to their respective signatures below.

                    SIGNATURE:                                     TITLE:                          DATE:
                    ----------                                     ------                          -----


  /s/ Frank Wobst                                  Chairman, Chief Executive Officer,        February 16, 2000
-----------------------------------------------    and Director
Frank Wobst                                        (principal executive officer)


  /s/ Peter E. Geier                               President, Chief Operating Officer,       February 16, 2000
-----------------------------------------------    and Director
Peter E. Geier


  /s/ Anne Creek                                   Executive Vice President and Chief        February 16, 2000
-----------------------------------------------    Financial Officer
Anne Creek                                         (principal financial officer and
                                                   principal accounting officer)

                                                   Director                                  February 16, 2000
-----------------------------------------------
Don Conrad


  /s/ Don M. Casto III                             Director                                  February 16, 2000
-----------------------------------------------
Don M. Casto III

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

  /s/ John B. Gerlach, Jr                          Director                                  February 16, 2000
-----------------------------------------------
John B. Gerlach, Jr.


  /s/ Patricia T. Hayot                            Director                                  February 16, 2000
-----------------------------------------------
Patricia T. Hayot


  /s/ Wm. J. Lhota                                 Director                                  February 16, 2000
-----------------------------------------------
Wm. J. Lhota


  /s/ Robert H. Schottenstein                      Director                                  February 16, 2000
-----------------------------------------------
Robert H. Schottenstein


  /s/ George A. Skestos                            Director                                  February 16, 2000
-----------------------------------------------
George A. Skestos


  /s/ Lewis R. Smoot, Sr.                          Director                                  February 16, 2000
-----------------------------------------------
Lewis R. Smoot, Sr.


 /s/ Timothy P. Smucker                            Director                                  February 16, 2000
-----------------------------------------------
Timothy P. Smucker


  /s/ William J. Williams                          Director                                  February 16, 2000
-----------------------------------------------
William J. Williams